FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 12, 2025

Neuphoria Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction of Incorporation)

001-41157	99-3845449
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Dr, Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 439-5551

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 12, 2025, the Company held an Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Definitive Proxy Statement filed with the Securities and Exchange Commission on November 24, 2025.

Of the 2,357,613 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 937,447, or 39.76%, of the outstanding and eligible shares, were present either in person or by proxy and entitled to vote on all proposals. Holders of Common Stock voted one vote per share on all matters properly brought before the Annual Meeting.

The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal No. 1 – Election of two class I directors for a three-year term

With respect to the proposal for the election of two Class I directors for a three year term, the voting with respect to Proposal 1 was as follows:

Nominee	For	Withheld
Peter Miles Davies	759,850	152,879
David Wilson	758,571	154,164
Stephen Doberstein	136,780	775,959
Kimberly Smith	136,740	775,997

Proposal No. 2 – Ratify the appointment of our auditor for the fiscal year ended June 30, 2026

With respect to the proposal to ratify the appointment of Wolf & Company P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2026, the voting with respect to Proposal 2 was as follows:

For	Against	Abstain
807,022	96,245	34,180

Proposal No. 3 – Approve (on a non-binding advisory basis) the compensation of our named executive officers

With respect to the proposal to approve (on a non-binding advisory basis) the compensation of our named executive officers, the voting with respect to Proposal 3 was as follows:

For	Against	Abstain
726,184	154,109	32,445

Proposal No. 4 – Approve (on a non-binding advisory basis) the frequency of holding an advisory vote on the compensation of our named executive officers

With respect to the proposal to approve (on a non-binding advisory basis) the frequency of holding an advisory vote on the compensation of our named executive officers in future years, the voting with respect to Proposal 4 was as follows:

1 year	2 years	3 years	Abstain
184,974	27,153	585,857	109,526

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUPHORIA THERAPEUTICS INC.

	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Chief Executive Officer

Date: December 17, 2025

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